Exhibit 99.2
GOVERNMENT PROPERTIES TRUST, INC.
Supplemental Operating and Financial Data
For the Quarter Ended
June 30, 2006

TABLE OF CONTENTS

CORPORATE DATA

Company Background	3
Investor Information/Common Stock Data/Dividend Per Share	4

CONSOLIDATED FINANCIAL RESULTS

Financial Highlights	5
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Funds from Operations	8
Reconciliation of Earnings Before Interest, Taxes and Depreciation and Amortization	9
Debt Summary	10

PORTFOLIO DATA

Portfolio Overview	11
Occupancy and Delinquency Rates	13
Forward-looking information and Non-GAAP information	14

COMPANY BACKGROUND
Government Properties Trust, Inc. primarily invests in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only REIT whose stated business model calls for acquiring and holding for investment solely government-leased properties.
Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration (“GSA”), under long-term leases. We began formal operations with our first property acquisition in December 2002. At June 30, 2006, our portfolio consisted of 21 properties totaling approximately 1.9 million rentable square feet with an aggregate contract purchase price of $434 million. The properties were 98 percent leased and had a weighted average remaining lease term of approximately 11 years.
This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.

INVESTOR INFORMATION

BOARD OF DIRECTORS

Jerry D. Bringard	Robert M. Ames
Chairman

Philip S. Cottone	Robert A. Peck

Thomas D. Peschio	Richard H. Schwachter

MANAGEMENT

Thomas D. Peschio	Nancy D. Olson
President & Chief Executive Officer	Chief Financial Officer, Treasurer

Oscar Peterson	D. Gary Marron
Director of Asset Acquisition	Director of Asset Management

James E. Okell	Edward C. Fuxa
Director of Acquisition Processing	Director of Accounting and Finance

John D. Ellsworth	Stephen A. Sharpe
General Counsel	Director of Capital Markets

COMPANY INFORMATION

Corporate Headquarters	Investor Relations Contact
13625 California Street	Sharon D. Latham
Suite 310	(402) 391-0010 ext. 207
Omaha, Nebraska 68154	(402) 391-4144 (fax)
(402) 391-0010	slatham@gptrust.com
TRADING MARKET
Our common stock is traded on the New York Stock Exchange under the symbol “GPT.” Our common stock began trading on January 27, 2004.
DIVIDENDS
We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We paid subsequent dividends of $0.15 per share each quarter thereafter from April 15, 2003 through April 14, 2006. We paid a dividend of $0.1125 per share on July 14, 2006.

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
FINANCIAL HIGHLIGHTS
(in thousands, except share amounts)

	(Unaudited)		(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Income Items
Total revenue	$11,640	$6,273	$22,006	$10,777
Net loss	(724)	(712)	(1,529)	(772)
Net loss per common share	(0.04)	(0.03)	(0.07)	(0.04)
Funds from operations (FFO) (1)	3,277	1,622	6,095	2,878
FFO per common share	0.16	0.08	0.30	0.14
Earnings before interest, taxes and depreciation and amortization (EBITDA)(2)	7,292	3,763	13,531	6,364
Dividends declared per share	0.1125	0.15	0.2625	0.30

	June 30,	December 31,
	2006	2005
Balance Sheet Items
Investment in real estate, net	$443,737	$391,099
Total cash and cash equivalents	12,530	21,744
Total debt	287,560	242,533

(1)	For reconciliation of the difference between FFO and net loss, see page 8.

(2)	For reconciliation of the difference between EBITDA and net loss, see page 9.

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 30,	December 31,
	2006	2005
	(unaudited)
ASSETS
Real estate at cost:
Land	$37,665	$32,800
Buildings and improvements	326,311	280,861
Tenant origination costs	78,513	60,405
Real estate under development	773	16,577
Furniture and equipment	475	456

	443,737	391,099
Accumulated depreciation	(20,956)	(13,295)

	422,781	377,804
Cash and cash equivalents	5,227	4,857
Restricted cash escrows	7,303	16,887
Tenant receivables	8,954	6,873
Notes receivable from tenant	569	603
Deferred costs, net	3,956	4,020
Real estate deposits	—	450
Other assets	4,504	1,583

Total assets	$453,294	$413,077

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$7,881	$8,420
Dividends payable	2,336	3,110
Lines of credit	35,080	17,500
Mortgage notes payable	252,480	225,033

Total liabilities	297,777	254,063
Stockholders’ equity:
Common stock ($0.01 par value; 50,000,000 shares authorized, 20,763,136 and 20,721,612 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively)	206	206
Additional paid-in capital	189,733	189,123
Accumulated deficit	(37,896)	(30,916)
Accumulated other comprehensive income	3,474	601

Total stockholders’ equity	155,517	159,014

Total liabilities and stockholders’ equity	$453,294	$413,077

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenue
Rental income	$11,031	$6,141	$20,831	$10,465
Tenant reimbursements	609	132	1,175	312

Total revenue	11,640	6,273	22,006	10,777
Expenses
Property operations	1,892	1,123	3,703	1,978
Real estate taxes	1,012	569	1,938	1,025
Depreciation and amortization	4,020	2,342	7,661	3,665
General and administrative	1,330	1,201	2,639	2,341

Total expenses	8,254	5,235	15,941	9,009

Operating income	3,386	1,038	6,065	1,768
Other income (expense)
Interest income	111	441	233	1,099
Interest expense	(3,996)	(2,133)	(7,399)	(3,471)
Amortization of deferred financing fees	(225)	(58)	(428)	(168)

Net loss	$(724)	$(712)	$(1,529)	$(772)

Earnings per share (basic and diluted)
Net loss	$(0.04)	$(0.03)	$(0.07)	$(0.04)

Distributions declared per share	$0.1125	$0.15	$0.2625	$0.30

Weighted average shares outstanding (basic and diluted)	20,631	20,573	20,617	20,556

Net loss	$(724)	$(712)	$(1,529)	$(772)
Other comprehensive income (loss)
Unrealized derivative gain (loss) on forward-starting interest rate swaps	1,212	(1,368)	2,873	(1,368)

Comprehensive income (loss)	$488	$(2,080)	$1,344	$(2,140)

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
FUNDS FROM OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net loss	$(724)	$(712)	$(1,529)	$(772)
Adjustments to reconcile to funds from operations:
Real estate depreciation and amortization (a)	4,001	2,334	7,624	3,650

Funds from operations	$3,277	$1,622	$6,095	$2,878

Funds from operations per common share	$0.16	$0.08	$0.30	$0.14

(a)	Excludes depreciation of non-real estate assets of $19,000 and $8,000 for the three months ended June 30, 2006 and 2005, respectively, and $37,000 and $15,000 for the six months ended June 30, 2006 and 2005, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION

	Three Months		Six Months
	Ended		Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net loss	$(724)	$(712)	$(1,529)	$(772)
Adjustments for:
Depreciation and amortization	4,020	2,342	7,661	3,665
Interest expense	3,996	2,133	7,399	3,471

Earnings before interest, taxes and depreciation and amortization	$7,292	$3,763	$13,531	$6,364

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
DEBT SUMMARY
(in thousands)

	Interest	Principal	Maturity	Due at
	Rate	Balance	Date	Date
Fixed Interest Rate Debt
Bakersfield DEA Property	5.867%	$1,419	03/01/2020	$1,048
Baton Rouge VA Property	5.867%	4,753	03/01/2020	3,510
Charleston SSA Property	5.74%	13,450	05/01/2013	11,868
Clarksburg GSA Property	5.74%	7,998	05/01/2013	7,056
Charleston Federal Courthouse Property	5.867%	14,354	03/01/2020	10,600
College Park FDA Property	6.75%	16,099	10/26/2026	121
Dallas SSA Property	5.09%	6,192	10/01/2015	5,153
Harlingen USCIS	6.266%	19,950	06/01/2016	17,084
Kingsport SSA Property	8.23%	2,187	04/01/2010	2,008
Lenexa FDA Property	5.44%	7,760	08/11/2009	7,286
Martinsburg IRS Property	5.24%	19,600	08/01/2015	16,694
Parkersburg BPD Property	5.40%	26,621	03/15/2021	10,354
Parkersburg BPD Property	5.75%	5,000	03/15/2021	5,000
Pittsburgh FBI Property	5.50%	20,328	08/01/2009	19,033
Pittsburgh USCIS Property	5.13%	7,762	12/11/2011	6,893
Portland Property	5.49%	39,100	05/11/2015	32,632
Riverside CA Property	5.79%	8,836	12/01/2014	7,584
Sterling DEA Property	7.98%	15,290	03/01/2020	3,383
Vicksburg Corps of Engineers Property	5.62%	14,400	08/01/2016	14,400

		$251,099		$181,707

DEBT MATURITIES

Period ending June 30,	Amount
2006	$3,915
2007	4,400
2008	4,697
2009	30,736
2010	4,624
Thereafter	202,727

$251,099

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
PROPERTY PORTFOLIO

					(in thousands)
					Gross	Lease
					Estimated	Maturity/
	Tenant/	Year Built/	Rentable	Rent/	Annualized	Early
Location	Occupant	Renovated	Sq. Ft.	Sq. Foot	Rent	Termination	Lease Type
Bakersfield, California	U.S. Drug Enforcement Administration	2000	9,800	$32.33	$317	Nov. 2010/Nov. 2008	Modified Gross Lease

Kingsport, Tennessee	U.S. Social Security Administration	1999	22,848	$17.61	$402	Oct. 2014/Oct. 2009	Modified Gross Lease

Charleston, West Virginia	U.S. Social Security Administration	1959/1999	90,050	$22.60	$2,035	Dec. 2019/None	Modified Gross Lease

Clarksburg, West Virginia	U.S. Department of Justice, Drug Enforcement Administration, Federal Bureau of Investigation, Social Security Administration	1998	55,443	$23.55	$1,306	Jan. 2019/Jan. 2016	Modified Gross Lease

Mineral Wells, West Virginia	U.S. Bureau of Public Debt	2003	38,324	$16.36	$627	Sep. 2017/Sep. 2012	Modified Gross Lease

Pittsburgh, Pennsylvania	U.S. Federal Bureau of Investigation	2001	87,178	$37.81	$3,296	Oct. 2016/None	Modified Gross Lease

Lenexa, Kansas	U.S. Food and Drug Administration	1991	53,500	$22.23	$1,190	Jun. 2012/None	Modified Gross Lease

Baton Rouge, Louisiana	U.S. Veterans Administration	2004	30,000	$24.47	$734	Jun. 2019/None	Modified Gross Lease

Charleston, South Carolina	United States Federal Courthouse	1999	44,250	$37.93	$1,679	Jul. 2019/None	Modified Net Lease

College Park, Maryland	U.S. Food and Drug Administration	2004	65,760	$36.43	$2,396	Aug. 2014/None	Modified Gross Lease

Portland, Oregon	U.S.- Various Agencies, Integra Telecom	2002	217,508	$22.85	$4,970	Apr. 2015/None	Modified Gross Leases

Pittsburgh, Pennsylvania	U.S. Citizenship and Immigration Services	2004	36,153	$33.91	$1,226	Feb. 2014/None	Modified Gross Lease

Parkersburg, West Virginia	U.S. Bureau of Public Debt	2004	182,500	$25.64	$4,679	Mar. 2019/None	Modified Gross Lease

Buffalo, New York (Niagara Center)	U.S. - Various Agencies	2004	234,037	$23.68	$5,542	Jun. 2015/Jun. 2010	Modified Gross Lease

Buffalo, New York	U.S. Social Security Administration	2003	32,223	$25.71	$829	May 2015/May 2010	Modified Gross Lease

Note:	Property Portfolio continued on next page.

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
PROPERTY PORTFOLIO, Continued

					(in thousands)
					Gross	Lease
					Estimated	Maturity/
	Tenant/	Year Built/	Rentable	Rent/	Annualized	Early
Location	Occupant	Renovated	Sq. Ft.	Sq. Foot	Rent	Termination	Lease Type
Sterling, Virginia	U.S. Drug Enforcement Agency	2002	49,692	$45.07	$2,240	Mar. 2020/None	Modified Gross Lease

Martinsburg, West Virginia	U.S. Internal Revenue Service	1996	122,475	$24.72	$3,027	July 2015/None	Modified Net Lease

Dallas, Texas	U.S. Social Security Administration	2005	27,200	$39.87	$1,084	Aug. 2020/Aug. 2015	Modified Gross Lease

Vicksburg, Mississippi	U.S. Army Corps of Engineers	1997	199,404	$16.73	$3,336	July 2016/None	Modified Gross Lease

Riverside, California	County of Riverside – Department of Child Support Services	1989/1994	117,168	$19.56	$2,291	Jan. 2017/None	Gross Lease

Harlingen, Texas	U.S. Citizenship and Immigration Services	1997/2002	127,001	$22.71	$2,884	Oct. 2022/ None	Modified Gross Leases

			1,842,514	$25.01	$46,090

GOVERNMENT PROPERTIES TRUST, INC.
Second Quarter 2006
OCCUPANCY AND DELINQUENCY RATES
During our history, each of our properties have had no delinquencies.
As of June 30, 2006, our current vacancies consist of:
•	Approximately 15,000 rentable square feet in our College Park FDA property

•	Approximately 8,000 rentable square feet in our Portland property

•	Approximately 34,000 rentable square feet in our Buffalo Niagara Center property, of which 14,300 has been leased but not yet occupied.

GOVERNMENT PROPERTIES TRUST, INC.
LEGAL NOTICES
Forward-looking information
This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.
These and other forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and other negative factors, including the fact that our management only recently joined us; we must invest the net proceeds of our January, 2004 IPO into the acquisition of acceptable properties which we are still in the process of consummating; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; most of our leases do not provide for a full pass-through of increases in property operating costs; we have made and expect to continue to make quarterly dividend distributions that include a return of capital. Other such considerations may be disclosed from time to time in our SEC filings.
All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.
Non-GAAP Financial Information
This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.
We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.
FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.